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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 12, 2000


                                 TRIBUNE COMPANY
             (Exact name of Registrant as Specified in its Charter)



           Delaware                   1-8572                36-1880355
       (State or other           (Commission File        (I.R.S. Employer
jurisdiction of incorporation         Number)           Identification No.)
       or organization)


  435 North Michigan Avenue, Chicago, Illinois              60611
   (Address of Principal Executive Offices)               (Zip Code)


               Registrant's telephone number, including area code:

                                 (312) 222-9100

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
ITEM 5.   OTHER EVENTS.

          On June 12, 2000, Tribune Company, a Delaware corporation ("Tribune"), issued a press release announcing (1) the approval by the Tribune stockholders and the stockholders of The Times Mirror Company ("Times Mirror") of the Agreement and Plan of Merger (the "Merger Agreement"), between Tribune and Times Mirror, dated as of March 13, 2000, and (2) the completion of Tribune's acquisition of Times Mirror through a merger (the "Merger") of Times Mirror with and into Tribune. A copy of the press release is attached hereto as Exhibit 99.1.

          In the Merger, Tribune will issue to the Times Mirror stockholders either (1) 2.5 Tribune common shares for each Times Mirror common share or (2) $95 in cash, without interest (subject to proration), for each Times Mirror common share. Times Mirror stockholders may also elect to receive cash (subject to proration) for some of their Times Mirror common shares and Tribune common shares for the rest. Pursuant to the terms of the Merger Agreement, Messrs. Jeffrey Chandler, Roger Goodan, William Stinehart, Jr. and Thomas Unterman have joined the Board of Directors of Tribune with terms expiring in 2001, 2002, 2003 and 2001 respectively.

          At the special meeting to approve the Merger Agreement, the Tribune stockholders approved certain amendments to Tribune's certificate of incorporation. A copy of the Amended and Restated Certificate of Incorporation of Tribune as filed with the Delaware Secretary of State on June 12, 2000 is attached hereto as Exhibit 3.1.

          In accordance with the terms of the Merger Agreement, Tribune has amended the Rights Agreement (the "Rights Agreement") between Tribune and First Chicago Trust Company of New York, as Rights Agent, dated as of December 12, 1997, to make certain exceptions with respect to Chandler Trust No. 1 and Chandler Trust No. 2. A copy of Amendment No. 1 to the Rights Agreement is attached hereto as Exhibit 4.1.

          In connection with the Merger, Tribune has amended and restated the Certificate of Designation of its Series A Junior Participating Preferred Stock to increase the number of authorized shares from two million to six million. A copy of the Amended Certificate of Designation of the Series A Junior Participating Preferred Stock as filed with the Delaware Secretary of State on June 12, 2000 is attached hereto as Exhibit 3.1(a).

          Tribune has also designated and created three new series of preferred stock in connection with the Merger. The certificates of designation as filed with the Delaware Secretary of State on June 12, 2000 are attached hereto as Exhibits 3.1(b), 3.1(c) and 3.1(d).

          Attached hereto as Exhibit 3.2 are the amended by-laws of Tribune, adopted in accordance with the terms of the Merger Agreement.

          In connection with the Merger, Tribune has assumed certain outstanding indebtedness of Times Mirror. The indentures, supplemental indentures, specimen notes and officer's certificates relating to such indebtedness are attached hereto as Exhibits 4.2 through 4.14.

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
ITEM 7.   EXHIBITS.

     Exhibit No.      Description
     -----------      -----------
      3.1             Amended and Restated Certificate of Incorporation

      3.1(a) Amended Certificate of Designation of Series A Junior Participating Preferred Stock

      3.1(b)          Certificate of Designation of Series C Preferred Stock

      3.1(c)          Certificate of Designation of Series D-1 Preferred Stock

      3.1(d)          Certificate of Designation of Series D-2 Preferred Stock

      3.2             Amended By-Laws

      4.1 Amendment No. 1, dated as of June 12, 2000, to the Rights Agreement between Tribune Company and First Chicago Trust Company of New York, as Rights Agent, dated as of December 12, 1997

      4.2* Indenture, dated January 30, 1995, by and between New TMC Inc. (subsequently changed to The Times Mirror Company) and The Bank of New York (successor to Wells Fargo Bank, N.A., a successor to First Interstate Bank of California), as Trustee, for the 7 1/4% Debentures due 2013 and 7 1/2% Debentures due 2023 (Exhibit 4.1 to The Times Mirror Company's 1995 Annual Report on Form 10-K)

      4.3* Specimen Note for 7 1/4% Debenture due March 1, 2013 (New TMC Inc., subsequently changed to The Times Mirror Company) (Exhibit 4.2 to The Times Mirror Company's 1995 Annual Report on Form 10-K)

      4.4* Specimen Note for 7 1/2% Debenture due July 1, 2023 (New TMC Inc., subsequently changed to The Times Mirror Company) (Exhibit 4.3 to The Times Mirror Company's 1995 Annual Report on Form 10-K)

      4.5* Indenture, dated March 19, 1996, by and between The Times Mirror Company and Citibank, N.A., as Trustee for the
                      4 1/4% PEPS due March 15, 2001 and the 7 1/4% Debentures due November 15, 2096 (Exhibit 4.1 to The Times Mirror Company's Current Report on Form 8-K, dated March 19,
                      1996)

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
      4.6* Officers' Certificate, dated as of March 19, 1996, establishing the terms of the PEPS and attaching the Specimen Certificate for the 4 1/4% PEPS due March 15, 2001 and the Specimen Certificate of Global PEPS (Exhibit
                      4.2 to The Times Mirror Company's Current Report on Form 8-K, dated March 19, 1996)

      4.7* Officers' Certificate, dated November 13, 1996, establishing the terms of the 7 1/4% Debentures due November 15, 2096 and attaching the specimen Form of Debenture (Exhibit 4.2 to The Times Mirror Company's Current Report on Form 8-K, dated November 13, 1996)

      4.8* Indenture, dated April 15, 1997, between The Times Mirror and Citibank, N.A., as Trustee (Exhibit 4.1 to The Times Mirror Company's Current Report on Form 8-K, dated
                      April 9, 1997)

      4.9* Officer's Certificate, dated September 9, 1997, establishing the terms of the 6.61% Debentures due September 15, 2027 and attaching the specimen Form of Debenture (Exhibit 4.2 to The Times Mirror Company's Current Report on Form 8-K, dated September 9, 1997)

      4.10* Officers' Certificate, dated October 19, 1999, establishing the terms of the 6.65% Notes due October 15, 2001 and the 7.45% Notes due October 15, 2009 and attaching specimen Forms of Notes (Exhibit 4.2 to The Times Mirror Company's Current Report on Form 8-K, dated October 19, 1999)

      4.11* First Supplemental Indenture (to the Indenture dated March 19, 1996), dated as of October 19, 1999, between The Times Mirror Company and Citibank, N.A., as Trustee (Exhibit 4.3 to The Times Mirror Company's Current Report on Form 8-K, dated October 19, 1999)

      4.12 Second Supplemental Indenture (to the Indenture dated March 19, 1996), dated as of June 12, 2000, between The Times Mirror Company, Tribune Company and Citibank, N.A., as Trustee

      4.13 First Supplemental Indenture (to the Indenture dated January 30, 1995), dated as of June 12, 2000, between The Times Mirror Company, Tribune Company and The Bank of New York, as Trustee

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
      4.14 First Supplemental Indenture (to the Indenture dated April 15, 1997), dated as of June 12, 2000, between The Times Mirror Company, Tribune Company and Citibank, N.A., as Trustee

     99.1             Press Release, dated June 12, 2000

     *Previously filed

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


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRIBUNE COMPANY
                                        (Registrant)

Date:  June 12, 2000                    By: /s/ Crane H. Kenney
                                        --------------------------------------
                                        Name:   Crane H. Kenney
                                        Title:  Senior Vice President,
                                                 General Counsel and Secretary


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
                                 EXHIBIT INDEX


     Exhibit No.      Description
     -----------      -----------
      3.1             Amended and Restated Certificate of Incorporation

      3.1(a) Amended Certificate of Designation of Series A Junior Participating Preferred Stock

      3.1(b)          Certificate of Designation of Series C Preferred Stock

      3.1(c)          Certificate of Designation of Series D-1 Preferred Stock

      3.1(d)          Certificate of Designation of Series D-2 Preferred Stock

      3.2             Amended By-Laws

      4.1 Amendment No. 1, dated as of June 12, 2000, to the Rights Agreement between Tribune Company and First Chicago Trust Company of New York, as Rights Agent, dated as of December 12, 1997

      4.2* Indenture, dated January 30, 1995, by and between New TMC Inc. (subsequently changed to The Times Mirror Company) and The Bank of New York (successor to Wells Fargo Bank, N.A., a successor to First Interstate Bank of California), as Trustee, for the 7 1/4% Debentures due 2013 and 7 1/2% Debentures due 2023 (Exhibit 4.1 to The Times Mirror Company's 1995 Annual Report on Form 10-K)

      4.3* Specimen Note for 7 1/4% Debenture due March 1, 2013 (New TMC Inc., subsequently changed to The Times Mirror Company) (Exhibit 4.2 to The Times Mirror Company's 1995 Annual Report on Form 10-K)

      4.4* Specimen Note for 7 1/2% Debenture due July 1, 2023 (New TMC Inc., subsequently changed to The Times Mirror Company) (Exhibit 4.3 to The Times Mirror Company's 1995 Annual Report on Form 10-K)

      4.5* Indenture, dated March 19, 1996, by and between The Times Mirror Company and Citibank, N.A., as Trustee for the
                      4 1/4% PEPS due March 15, 2001 and the 7 1/4% Debentures
                      due
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
                      November 15, 2096 (Exhibit 4.1 to The Times Mirror Company's Current Report on Form 8-K, dated March 19,
                      1996)

      4.6* Officers' Certificate, dated as of March 19, 1996, establishing the terms of the PEPS and attaching the Specimen Certificate for the 4 1/4% PEPS due March 15, 2001 and the Specimen Certificate of Global PEPS (Exhibit
                      4.2 to The Times Mirror Company's Current Report on Form 8-K, dated March 19, 1996)

      4.7* Officers' Certificate, dated November 13, 1996, establishing the terms of the 7 1/4% Debentures due November 15, 2096 and attaching the specimen Form of Debenture (Exhibit 4.2 to The Times Mirror Company's Current Report on Form 8-K, dated November 13, 1996)

      4.8* Indenture, dated April 15, 1997, between The Times Mirror and Citibank, N.A., as Trustee (Exhibit 4.1 to The Times Mirror Company's Current Report on Form 8-K, dated
                      April 9, 1997)

      4.9* Officer's Certificate, dated September 9, 1997, establishing the terms of the 6.61% Debentures due September 15, 2027 and attaching the specimen Form of Debenture (Exhibit 4.2 to The Times Mirror Company's Current Report on Form 8-K, dated September 9, 1997)

      4.10* Officers' Certificate, dated October 19, 1999, establishing the terms of the 6.65% Notes due October 15, 2001 and the 7.45% Notes due October 15, 2009 and attaching specimen Forms of Notes (Exhibit 4.2 to The Times Mirror Company's Current Report on Form 8-K, dated October 19, 1999)

      4.11* First Supplemental Indenture (to the Indenture dated March 19, 1996), dated as of October 19, 1999, between The Times Mirror Company and Citibank, N.A., as Trustee (Exhibit 4.3 to The Times Mirror Company's Current Report on Form 8-K, dated October 19, 1999)

      4.12 Second Supplemental Indenture (to the Indenture dated March 19, 1996), dated as of June 12, 2000, between The Times Mirror Company, Tribune Company and Citibank, N.A., as Trustee

      4.13 First Supplemental Indenture (to the Indenture dated January 30, 1995), dated as of June 12, 2000, between The Times Mirror Company, Tribune Company and The Bank of New York, as Trustee

      4.14 First Supplemental Indenture (to the Indenture dated April 15, 1997), dated as of June 12, 2000, between The Times Mirror Company, Tribune Company and Citibank, N.A., as Trustee

     99.1             Press Release, dated June 12, 2000

     *Previously filed

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